UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss. 240.14a-12
POKERTEK, INC.
(Name of Registrant as Specified in Its Charter)
__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PokerTek, Inc. began distributing its definitive proxy materials, including the form of proxy, on April 11, 2006 to its shareholders of record as of March 29, 2006 in connection with its Annual Meeting of Shareholders, scheduled to be held on May 9, 2006. Due to a clerical error, an incorrect version of the form of proxy was inadvertently filed with the Securities and Exchange Commission on April 11, 2006. The form of proxy set forth below, which accurately depicts the form of proxy that was first sent to shareholders on April 11, 2006, is being filed today.

POKERTEK, INC.
1020 CREWS ROAD
SUITE J
MATTHEWS, NC 28106

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by PokerTek, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PokerTek, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: POKRT1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

POKERTEK, INC.

Vote on Directors

1. Proposal to elect five directors for one-year terms and until their successors are duly elected and qualified or until their prior death, resignation, removal or disqualification or until there is a decrease in the number of directors.

For All O Withhold All O For All Except O

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line below. If authority to vote for any individual nominee is not withheld, this Proxy will be voted in favor of such nominee.

____

Nominees:
1. Gehrig H. "Lou" White
2. Lyle Berman
3. James T. Crawford
4. Joseph J. Lahti
5. Arthur Lee Lomax

Vote on Proposal

	For	Against	Abstain
2. Proposal to ratify the appointment of McGladrey & Pullen, LLP as PokerTek's independent registered public accounting firm for the fiscal year ending December 31, 2006.	O	O	O

PLEASE INSERT DATE OF SIGNING. SIGN EXACTLY AS NAME APPEARS AT RIGHT. WHERE COMMON STOCK IS ISSUED IN TWO OR MORE NAMES, ALL MUST SIGN. IF SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, TRUSTEE OR GUARDIAN, GIVE FULL TITLE AS SUCH. AN AUTHORIZED OFFICER SHOULD SIGN ON BEHALF OF A CORPORATION AND AFFIX THE CORPORATE SEAL.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY

POKERTEK, INC.
MAY 9, 2006 ANNUAL MEETING

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF POKERTEK, INC.

The undersigned shareholder(s) of PokerTek, Inc., a North Carolina corporation, appoints James T. Crawford and Christopher Daniels, or either of them, with full power to act alone, the true and lawful proxies and attorneys-in-fact of the undersigned, with full power of substitution and revocation, to vote all shares of common stock of PokerTek that the undersigned is entitled to vote at the annual meeting of shareholders of PokerTek to be held at the Courtyard by Marriott, 11425 East Independence Boulevard, Matthews, North Carolina on Tuesday, May 9, 2006 at 2:00 p.m., local time and at any adjournment thereof, with all powers the undersigned would possess if personally present, as follows:

The shares represented by this Proxy will be voted in accordance with the instructions of the undersigned shareholder(s) when instructions are given in accordance with the procedures described herein and the accompanying proxy statement. This Proxy, if duly executed and returned, will be voted "FOR" the proposals described herein if no instruction to the contrary is indicated. If any other business is properly presented at the annual meeting, this Proxy will be voted in accordance with the best judgment of the proxies identified above.

THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS-IN-FACT, OR EITHER OF THEM OR THEIR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF, AND ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING, THE ACCOMPANYING PROXY STATEMENT AND THE ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005.

(You are requested to complete, sign and return this Proxy promptly.)